UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
January 18, 2016
Date of Report (date of earliest event reported)
_________________________
ASCENA RETAIL GROUP, INC.
(Exact name of Registrant as specified in its charter)
__________________________________________________________

Delaware	0-11736	30-0641353
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)
933 MacArthur Boulevard
Mahwah, New Jersey 07430
(Address of principal executive offices, including zip code)
(551) 777-6700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 18, 2016, Ascena Retail Group, Inc. (the “Company”) issued a press release announcing that Duane Holloway has been appointed as Senior Vice President and General Counsel. As Senior Vice President and General Counsel he will be responsible for overseeing all legal matters for the Company. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 18, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ASCENA RETAIL GROUP, INC.
(Registrant)

Date: January 19, 2016

By:	/s/ Ernest LaPorte
Ernest LaPorte
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)